Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John Walker, the Chief Executive Officer of Zosano Pharma Corporation (the “Company”), and Georgia Erbez, the Chief Financial Officer and Chief Business Officer of the Company, hereby certify that, to their knowledge:

1.   The Quarterly Report on Form 10-Q for the period ended September 30, 2017 of the Company (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2017	By:	/s/ John Walker
John Walker
Chief Executive Officer
(Principal Executive Officer)

Date: November 9, 2017	By:	/s/ Georgia Erbez
Georgia Erbez
Chief Financial Officer and Chief Business Officer
(Principal Financial Officer)